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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 15, 2003


                        FIRST NATIONAL MASTER NOTE TRUST
             (Exact name of registrant as specified in its charter)


           Nebraska                   000-50139
  ----------------------             -----------         -----------------------
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                         Identification Number)


                1620 Dodge Street
                  Stop Code 3198
                 Omaha, Nebraska                           68197-3198
     ----------------------------------------             ------------
     (Address of principal executive offices)              (Zip Code)


                                 (402) 341-0500
                     --------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

None.

(C)      Exhibits

EXHIBIT NO.                DOCUMENT DESCRIPTION

Exhibit 20                 Monthly Servicing Report



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2003              FIRST NATIONAL FUNDING LLC

                                   By:    First National Funding Corporation,
                                          Managing Member


                                   By:     /s/ Jean L. Koenck
                                          --------------------------------------
                                          Jean L. Koenck, Senior Vice President


Dated: April 15, 2003              FIRST NATIONAL MASTER NOTE TRUST,

                                   By:    First National Bank of Omaha,
                                          As Servicer of First National
                                          Master Note Trust

                                   By:     /s/ Jean L. Koenck
                                          --------------------------------------
                                          Jean L. Koenck, Vice President





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                                  EXHIBIT INDEX


EXHIBIT               DESCRIPTION
NO.

20                    Monthly Servicing Report